Vessel Revenues	12 Months Ended
Dec. 31, 2023
Vessel Revenues [Abstract]
Vessel Revenues
13.	Vessel Revenues:

The following table includes the voyage revenues earned by the Company by type of contract (time charters, voyage charters and pool agreements) for the period ended December 31, 2021 and the years ended December 31, 2022, and December 31, 2023, as presented in the accompanying consolidated statements of comprehensive (loss)/income:

	Period ended December 31,	Year ended December 31,	Year ended December 31,
	2021	2022	2023
Time charter revenues	9,115,257	13,656,027	12,148,571
Voyage charter revenues	15,002,012	51,805,097	3,806,244
Pool revenues	5,146,999	46,424,741	62,513,759
Total Vessel Revenues	$29,264,268	$111,885,865	$78,468,574

The Company generates its revenues from time charters, voyage contracts and pool arrangements.

The Company typically enters into time charters ranging from one month to twelve months, and, in isolated cases, for longer terms, depending on market conditions. The charterer has the full discretion over the ports visited, shipping routes and vessel speed, subject to the owner’s protective restrictions set forth in the agreed charterparty’s terms. Time charter agreements may have extension options that range over certain time periods, which are usually periods of months. The time charter party generally provides, among others, typical warranties regarding the speed and the performance of the vessel as well as owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws and war risks, and carry only lawful and non-hazardous cargo.

Vessels are also chartered under voyage charters, where a contract is made for the use of a vessel under which the Company is paid freight on the basis of transporting cargo from a loading port to a discharge port. Depending on charterparty terms, freight can be fully prepaid, or be paid upon reaching the discharging destination upon delivery of the cargo, at the discharging destination but before discharging, or during a ship’s voyage.

The Company employs certain of its vessels in pools. The main objective of pools is to enter into arrangements for the employment and operation of the pool vessels, so as to secure for the pool participants the highest commercially available earnings per vessel on the basis of pooling the revenue and expenses of the pool vessels and dividing it between the pool participants based on the terms of the pool agreement. The Company typically enters into pool arrangements for a minimum period of six months, subject to certain rights of suspension and/or early termination.

As of December 31, 2023, and December 31, 2022, ‘Trade accounts receivable, net’, related to voyage charters, amounted to $303,577 and $2,462,714, respectively. This decrease by $2,159,137 in ‘Trade accounts receivable, net’ was mainly attributable to the timing of collections and the employment in pools of our tanker fleet, except one tanker vessel that operated under period time charter during the year ended December 31, 2023.

As of December 31, 2023, and December 31, 2022, there were no deferred assets and liabilities related to voyage charters.